Exhibit 99.2

4Q 2017 AND FY 2017 RESULTS March 15, 2018 NASDAQ: XELA

Disclaimer 2 Forward Looking Statements Certain statements included in this presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding our industry, future events, the estimated or anticipated future results and benefits of the recently consummated transaction between Exela Technologies, Inc., SourceHOV Holdings, Inc., and Novitex Holdings, Inc. (including the related transactions, the “Business Combination”), future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of Exela management and are not predictions of actual performance. These statements are based on the current expectations of Exela management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding Exela’s businesses, and actual results may differ materially. These risks and uncertainties include, but are not limited to, changes in the business environment in which Exela operates and general financial, economic, regulatory and political conditions affecting the industries in which Exela operates; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay or difficulty in integrating the businesses of SourceHOV and Novitex or the inability to realize the expected amount and timing of cost savings and operating synergies of the Business Combination; and those factors discussed under the heading “Risk Factors” in Exela’s Proxy Statement dated June 26, 2017 (the “Proxy Statement”) filed with the Securities and Exchange Commission (“SEC”). In addition, forward-looking statements provide Exela’s expectations, plans or forecasts of future events and views as of the date of this communication. Exela anticipates that subsequent events and developments will cause Exela’s assessments to change. These forward-looking statements should not be relied upon as representing Exela’s assessments as of any date subsequent to the date of this presentation. Pro Forma Financial Information This presentation includes unaudited pro forma financial information for the three and twelve month periods ending December 31, 2016 and 2017, as if the Business Combination had been consummated on January 1, 2016, based on certain estimates and assumptions that Exela management deems to be reasonable. This pro forma financial information may be revised as additional information becomes available. Therefore, it is possible that the actual adjustments will differ from the pro forma adjustments and it is possible that the difference may be material. The unaudited pro forma condensed combined financial statements are not necessarily indicative of what the actual results of operations would have been had the Business Combination taken place on the date indicated, nor are they indicative of the future consolidated results of operations of Exela. Non-GAAP Financial Measure and Related Information This presentation includes EBITDA, Further Adjusted EBITDA, and Further Adjusted Free Cash Flow – each of which is a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Exela believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Exela’s financial condition and results of operations. Exela does not consider these non-GAAP measures in isolation or as an alternative to liquidity or financial measures determined in accordance with GAAP. A limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Exela’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures and therefore the basis of presentation for these measures may not be comparable to similarly-titled measures used by other companies. These non-GAAP measures should not be considered in isolation of, or as an alternative to, GAAP financial measures. For reconciliation of the comparable GAAP measures to these non-GAAP financial measures, see the Appendix to this presentation. Optimization & restructuring expenses and merger adjustments are primarily related to the implementation of strategic actions and initiatives related to the business combination completed on July 12th 2017. All of these costs are variable and dependent upon the nature of the actions being implemented and can vary significantly driven by business needs. Accordingly, due to that significant variability, we exclude these charges since we do not believe they truly reflect our past, current or future operating performance.

Agenda 3 Exela Technologies 4Q 2017 & FY 2017 Review Financial Performance and Business Strategy Conclusion and Q&A 2 1 3

Q4 2017 and 2017 REVIEW RON COGBURN Chief Executive Officer

Exela-at-a-Glance GENERATING >$25 MILLION IN ANNUAL REVENUE 4Q 2017 revenue of $386.3 million grew 9.6%(1) Achieved full-year 2017 guidance for pro forma revenue and adjusted EBITDA Revenue and revenue split based on 2017 pro-forma revenue See Further Adjusted EBITDA reconciliation for additional detail See Further Adjusted Free Cash Flow reconciliation for additional detail 5 REVENUE GREW 9% TO $1.456 BILLION(1) 78% Information Transaction Processing Services (“ITPS”) 16% Healthcare Services (“HS”) 6% Legal and Loss Prevention Services (“LLPS”) IN REVENUE FROM TOP 100 CUSTOMERS IN 2017 14% INCREASE FURTHER ADJUSTED EBITDA OF $347(2) MILLION, MARGIN OF 24% FREE CASH FLOW(3) $304.4M 88% Further Adjusted FCF Conversion GREW 2.0% GENERATING BETWEEN $1-$5 MILLION IN ANNUAL REVENUE CLIENTS 6 197 CLIENTS Low Capex Intensity, 2.9% of revenue

WHITE-SPACE OPPORTUNITIES IN GROWING INDUSTRIES Exela-at-a-Glance 6 ~20% INCREASE IN REVENUE PER FTE TO $66K FROM $56K EMPLOYEES DECREASED 6% TO ~22,000 LOW CUSTOMER REVENUE CONCENTRATION: #1 CUSTOMER 6% #2-10 CUSTOMERS 19% TOTAL CONTRACT VALUE WON IN 2017 $1.523 BILLION INCREASING AWARENESS OF EXELA’S SOLUTIONS IN THE MARKET, ACCELERATING INVESTMENTS IN PEOPLE AND TECHNOLOGIES Embracing Complexity. Delivering Simplicity. SM RENEWAL RATE ON STRATEGIC ACCOUNTS 98% LARGE INVESTING FOR GROWTH

Exela-at-a-Glance 7 Global customers in growing diversified industries Revenue split based on 2017 pro-forma revenue.. Other includes Services, Commercial, Telecom & Utilities and Pharma and Life Sciences Based on financial information 12/31/17, presented on a pro forma basis REVENUE BY END MARKETS (1) (2) Banking and Financial Services , 25% Other 18% Tech & Manufacturing 10% Public Sector 9% Healthcare 20% P&C / Life Insurance 12% Legal 7%

Business Process Automation 8 Exela business process automation (BPA) suite delivers robotics and cognitive automation

Global Employee Network 2017 revenue per full-time employee increased to $66k from $56k 9 KEY STATS: ~22,000 GLOBAL WORKFORCE ~2,000 IT PROFESSIONALS SUPPORTING CUSTOMERS IN 50+ COUNTRIES Full time employees as of 12/31/17

Business Process Automation 10 Driving long-term shareholder value LEVERAGE BPA INITIATIVE/GOAL Business model expanded to include on-site and offsite locations to leverage our BPA leadership position 100 customers represent ~60% of total revenue, up 14% IMPROVE CUSTOMER AWARENESS SAVINGS INITIATIVES ACCRETIVE M&A UPDATE Opened 2 Innovation Centers Accelerated investments in people and technology Delivered over $40 million in flow-through 2017 cost savings initiatives. 2018 guidance includes assumption of $40-$45 million in savings with remaining during 2019. Financial flexibility enables strategic and opportunistic actions Increase customer awareness Leverage our scale and our BPA Maintain focus on delivering identified savings Opportunistic accretive tuck-in acquisitions

Agenda 11 Exela Technologies 4Q 2017 & FY 2017 Review Financial Performance and Business Strategy Conclusion and Q&A 2 1 3

FINANCIAL PERFORMANCE AND STRATEGY JIM REYNOLDS Chief Financial Officer

Q4 2017 vs. Pro Forma Q4 2016 Performance 13 ($ in millions) Q4 2017 Pro Forma Q4 2016 % Change Revenue Information and Transaction Processing Solutions $301.5 $271.0 Healthcare Solutions 60.1 58.6 Legal and Loss Prevention Services 24.7 22.8 A Total Revenue 386.3 352.5 9.6% Cost of revenue (exclusive of depreciation and amortization) 289.9 256.0 Selling, general and administrative expenses (Including related party) 50.0 49.9 Depreciation and amortization 28.1 31.2 B Impairment of goodwill and other intangible assets 69.4 0.0 Operating income (loss) (51.2) 15.4 Interest expense, net 36.7 40.2 Sundry expense (income) & Other income, net (2.0) 0.4 Net loss before income taxes (86.0) (25.3) C Income tax expense / (benefit) (27.3) (5.3) Net loss (58.7) (19.9) EBITDA (21.1) 46.1 Impairment of goodwill and other intangible assets 69.4 - D Transaction and integration costs 2.4 1.5 E Optimization and restructuring expenses 11.0 10.0 Non-cash charges, oversight & management fees 1.0 7.1 Adjusted EBITDA $62.7 $64.7 16.2% 18.4% -2.1%

Q4 2017 vs. Pro Forma Q4 2016 Performance 14 A ITPS revenue grew 7.8% sequentially. The year-over-over year increase in ITPS revenue was driven primarily by increased volumes and expansion of services within existing customers. HS revenue in-line with expectations. LLPS was slightly above expectations. ($ in millions) Q4 2017 Pro Forma Q4 2016 % Change Revenue Information and Transaction Processing Solutions $301.5 $271.0 11.2% Healthcare Solutions 60.1 58.6 2.6% Legal and Loss Prevention Services 24.7 22.8 8.1% A Total Revenue 386.3 352.5 9.6%

Q4 2017 vs. Pro Forma Q4 2016 Performance 15 NET LOSS IMPROVED TO ($58.7) MILLION FROM ($130.5) MILLION ON A SEQUENTIAL BASIS FROM THE THIRD QUARTER OF 2017. B As a result of declining revenue in LLPS, and adopting Exela as the primary brand, we quantitatively assessed goodwill and other intangible assets as part of our annual impairment test. This assessment resulted in Exela deciding to take an impairment charge of $30.1 million for goodwill for the LLPS reporting unit, and $39.3 million related to the Company’s trade names. C The increase in the income tax benefit was primarily due to an increase in the U.S. pretax loss including the impairment of certain trade names for which a tax benefit was recognized. ($ in millions) Q4 2017 Pro Forma Q4 2016 Cost of revenue (exclusive of depreciation and amortization) 289.9 256.0 Selling, general and administrative expenses (Including related party) 50.0 49.9 Depreciation and amortization 28.1 31.2 B Impairment of goodwill and other intangible assets 69.4 0.0 Operating income (loss) (51.2) 15.4 Interest expense, net 36.7 40.2 Sundry expense (income) & Other income, net (2.0) 0.4 Net loss before income taxes (86.0) (25.3) C Income tax expense / (benefit) (27.3) (5.3) Net loss (58.7) (19.9)

Q4 2017 vs. Pro Forma Q4 2016 Performance 16 D Transaction costs represents costs incurred related to transactions and integration for completed or contemplated transactions during the period and were de minimis in Q4 2017 and totaled $96.6 million in Q3 2017. E Represents transition costs, termination and compensation expenses associated with positions that were eliminated. It also includes charges incurred by the Company to terminate existing lease contracts as part of facility consolidation initiatives. In Q3 2017 these costs were $20.9 million. ($ in millions) Q4 2017 Pro Forma Q4 2016 Net loss (58.7) (19.9) Depreciation and amortization 28.1 31.2 Interest expense, net 36.7 40.2 Income tax expense / (benefit) (27.3) (5.3) EBITDA (21.1) 46.1 Impairment of goodwill and other intangible assets 69.4 0.0 D Transaction and integration costs 2.4 1.5 E Optimization and restructuring expenses 11.0 10.0 Non-cash charges, oversight & management fees 1.0 7.1 Adjusted EBITDA $62.7 $64.7 16.2% 18.4%

Pro Forma 2017 vs. Pro Forma 2016 Performance 17 ($ in millions) Pro Forma FY 2017 Pro Forma FY 2016 % Change Revenue Information and Transaction Processing Solutions $1,131.0 $983.3 15.0% Healthcare Solutions 233.6 247.6 -5.6% Legal and Loss Prevention Services 91.6 102.2 -10.4% A Total Revenue 1,456.3 1,333.1 9.2% Cost of revenue (exclusive of depreciation and amortization) 1,079.9 957.1 B Selling, general and administrative expenses (Incl related party) 289.5 190.8 Depreciation and amortization 119.5 120.2 C Impairment of goodwill and other intangible assets 69.4 - Operating income (loss) (102.1) 64.9 Interest expense, net 153.4 157.3 D Loss / (Gain) on extinguishment of debt 53.0 (2.3) Sundry expense (income) & Other income, net 1.1 (1.6) Net loss before income taxes (309.6) (88.5) E Income tax expense / (benefit) (67.2) (23.6) Net loss (242.4) (64.9) EBITDA (36.7) 189.0 Impairment of goodwill and other intangible assets 69.4 - (Gain) / loss on extinguishment of debt 53.0 (2.3) F Transaction and integration costs 99.0 3.3 G Optimization and restructuring expenses 47.9 36.0 H Non-cash charges, oversight & management fees 12.6 22.5 Adjusted EBITDA $245.2 $248.5 16.8% 18.6% I Further Adjusted EBITDA $346.8 $349.9 -0.9% % Margin 23.8% 26.2%

Pro Forma FY 2017 vs. Pro Forma FY 2016 Performance 18 ITPS - driven primarily by increased volumes and expansion of services within existing customers. HS - decrease is primarily attributable to a surge in demand from healthcare provider clients in 2016 as a result of a change in regulatory coding requirements. The decrease was partially offset by an increase in revenues of $3.7 million from the Payer business during the period. LLPS - decrease is primarily attributable to revenue lost from the sale of Meridian Consulting Group, LLC of approximately $4.4 million, lower revenue from the legal claims administration services of $4.3 million, and lower revenue from labor and employment practice of $1.9 million. A ($ in millions) Pro Forma FY 2017 Pro Forma FY 2016 % Change Revenue Information and Transaction Processing Solutions $1,131.0 $983.3 15.0% Healthcare Solutions 233.6 247.6 -5.6% Legal and Loss Prevention Services 91.6 102.2 -10.4% A Total Revenue 1,456.3 1,333.1 9.2%

Pro Forma FY 2017 vs. Pro Forma FY 2016 Performance 19 B Increase was primarily attributable to the expenses incurred for professional fees which contributed $60.0 million and $33.4 million for contract termination and advisory fees related to the business combination. C As a result of declining revenue in LLPS, and adopting Exela as the primary brand, we quantitatively assessed goodwill and other intangible assets as part of our annual impairment test. This assessment resulted in Exela deciding to take an impairment charge of $30.1 million for goodwill for the LLPS reporting unit, and $39.3 million related to the Company’s trade names. D $53 million charge related to early extinguishment of debt at the standalone entities as part of the business combination. E The increase in the income tax benefit was due to an increase in the U.S. pretax loss including the impairment of certain trade names for which a tax benefit was recognized. The effective tax rate is lower due to a lower level of valuation allowance required against current year losses and nondeductible transaction costs. ($ in millions) Pro Forma FY 2017 Pro Forma FY 2016 Cost of revenue (exclusive of depreciation and amortization) 1,079.9 957.1 B Selling, general and administrative expenses (Incl related party) 289.5 190.8 Depreciation and amortization 119.5 120.2 C Impairment of goodwill and other intangible assets 69.4 - Operating income (loss) (102.1) 64.9 Interest expense, net 153.4 157.3 D Loss / (Gain) on extinguishment of debt 53.0 (2.3) Sundry expense (income) & Other income, net 1.1 (1.6) Net loss before income taxes (309.6) (88.5) E Income tax expense / (benefit) (67.2) (23.6) Net loss (242.4) (64.9)

Pro Forma FY 2017 vs. Pro Forma FY 2016 Performance

	($ in millions)	Pro Forma FY 2017	Pro Forma FY 2016
	EBITDA	**(36.7)**	**189.0**
	Impairment of goodwill and other intangible assets	69.4	-
	(Gain) / loss on extinguishment of debt	53.0	(2.3)
F	Transaction and integration costs	99.0	3.3
G	Optimization and restructuring expenses	47.9	36.0
H	Non-cash charges, oversight & management fees	12.6	22.5
	Adjusted EBITDA	**$245.2**	**$248.5**
		16.8%	*18.6%*
I	**Further Adjusted EBITDA**	**$346.8**	**$349.9**
	% Margin	*23.8%*	*26.2%*

F Increase was primarily attributable to the expenses incurred for professional fees which contributed $60.0 and $33.4 million for contract termination and advising fees all related to the business combination and other charges.

G Represents approximately $16.3 million compensation expense including severance, retention bonuses, $28.4 million in vendor termination/integration and transition expenses and $3.2 million to terminate existing lease contracts and other costs.

H Represents management fees paid to prior owner, board of directors' fees and corresponding travel, and other expenses (e.g., rating agency fees, chargebacks) which are not expected to continue.

I The dilution of margins in 2017 compared to 2016 was primarily due to the acquisition of a lower margin business. The strategic vision is to transform the acquired business with BPA over the next 12-24 months. Exela expects to have Further Adjusted EBITDA converge with Adjusted EBITDA as savings continue to flow into our results. Approximately $40-$45 million of the savings will flow through in 2018 with remaining during 2019.

exela TECHNOLOGIES

20

Pro Forma Cash Flow

Low capital expenditures enables strong free cash flow generation[(1)]

($ in millions)

	Q4 2016[(2)]	Q4 2017	FY 2016[(2)]	FY 2017
Revenue	**$352.5**	**$386.3**	**$1,333.1**	**$1,456.3**
Capital expenditures	$15.4	$11.4	$51.5	$42.4
Capital expenditures as a percentage of revenue	*4.4%*	*2.9%*	*3.9%*	*2.9%*
Further adjusted free cash flow[3]			$298.4	$304.4
Further adjusted free cash flow conversion rate[4]			***85.3%***	***87.8%***

- Further adjusted free cash flow growth of 2.0%
- High further adjusted free cash flow conversion rate, long-term view in the 87% to 89% range.
- Low intensity CAPEX business model, with CAPEX totaling $42 million, 2.9% of revenue

Cash and cash equivalents as of 12/31/17 totaled $62 million including $23 million of cash not subject to legal restrictions.

(1) All financial information presented herein is on a pro forma basis. Refer to page 25 for reconciliation.

(2) Financial results for Pro Forma FY 2016 does not include contribution for the first nine months from the TransCentra acquisition which closed on September 28, 2016.

(3) Further Adjusted Free Cash Flow defined as Further Adjusted EBITDA less Capital Expenditures. For additional information refer to Further Adjusted Free Cash Flow Reconciliation From Net Loss on slide 24.

(4) Further Adjusted Free Cash Flow Conversion Rate defined as Further Adjusted Free Cash Flow divided by Further Adjusted EBITDA.

exela TECHNOLOGIES

21

Capital Structure Overview 22 Long-term goal to achieve ~3.0x net leverage (1) Company entered into a standard three year, one-month LIBOR interest rate hedging contract with a notional amount of $347.8 million, which is the remaining principal balance of the term loan. The hedge contract will swap out the floating rate interest risk related to the LIBOR with a fixed interest rate of 1.9275% and went into effect January 12, 2018. HEDGED AGAINST INTEREST RATE FLUCTUATIONS(1) TOTAL LIQUIDITY OF $141 MILLION, WITH $62 MILLION OF CASH FY 2017 Further Adjusted EBITDA $346.8 Revolving Credit Facility ($100 million) $0 1st Lien Term Loan ($350 million) $347.8 Senior Secured Bond 10.0% due 2023 $1,000 Capital Leases and Other Debt $59 Total Debt $1,407 Total Net Debt $1,345 Net Leverage Ratio 3.88x ($ in millions)

2018 Business Outlook and Long-term Financial Objectives 2018 outlook Initial 2018 revenue guidance is in the range of $1.510 billion - $1.540 billion or of 4% - 6%, exceeding the Company’s previous long-term guidance of 3% - 4% growth based on our visibility heading into 2018 Adjusted EBITDA guidance – in the range of $290 - $310 million or a 19% - 20% margin for 2018 Further Adjusted EBITDA guidance – in the range of $330 - $355 million or a 22% - 23% margin for 2018 Guidance includes delivering $40 - $45 million in savings during 2018 with remaining during 2019 23 Long-term financial objectives Revenue growth in the range of 3% - 4% Further Adjusted EBITDA margin guidance in the range of 22% - 23% Further Adjusted Free Cash Flow conversion in the range of 87% - 89% Guidance is based on constant-currency 2Q 2018 - ANTICIPATE PROVIDING MID-YEAR UPDATE growth of 18% - 26%, representing

Agenda 24 Exela Technologies 4Q 2017 & FY 2017 Review Financial Performance and Business Strategy Conclusion and Q&A 2 1 3

CONCLUSION AND Q&A

Adjusted EBITDA Reconciliation – Q4 2016 26 Note: Net loss for the period is presented on the basis of the previous debt structure at the respective standalone companies. As of July 12th,2017 the existing debt structures at respective Exela entities have been replaced with a new capital structure consisting of $350 Million Term Loan and $1.0 Billion Senior Secured Notes. ($ in millions) As Reported Q4 2016 (1) Novitex Q4 2016 Pro Forma Q4 2016 (1) Net loss ($14.7) ($5.3) ($19.9) Taxes (1.8) (3.5) (5.3) Interest expense 27.7 12.5 40.2 Depreciation and amortization 21.2 10.0 31.2 EBITDA $32.4 $13.7 $46.1 Optimization and restructuring expenses 8.8 1.2 10.0 Transaction and integration costs 1.5 - 1.5 Non-cash charges 2.9 - 2.9 New contract setup - 0.9 0.9 Oversight and management Fees 2.7 0.6 3.4 Adjusted EBITDA $48.3 $16.4 $64.7

Adjusted EBITDA Reconciliation – Q4 2017 27 ($ in millions) As Reported Q4 2017 Net loss ($58.7) Taxes (27.3) Interest expense 36.7 Depreciation and amortization 28.1 EBITDA ($21.1) Impairment of goodwill and other intangible assets 69.4 Optimization and restructuring expenses 11.0 Transaction and integration costs 2.4 Non-cash charges 2.3 (Gain) / loss on derivative instruments (1.3) Adjusted EBITDA $62.7

Further Adjusted EBITDA Reconciliation – FY 2016 28 Note: Net loss for the period January 1- July 12 is presented on the basis of the previous debt structure at the respective standalone companies. As of July 12th, the existing debt structures at respective Exela entities have been replaced with a new capital structure consisting of $350 Million Term Loan and $1.0 Billion Senior Secured Notes. (1) Financial results as reported for FY 2016 and Pro Forma FY 2016 do not include contribution for the first nine months from the TransCentra acquisition which closed on September 28, 2016. As Reported FY 2016 (1) Novitex FY 2016 Pro Forma FY 2016 (1) Net loss ($48.1) ($19.1) ($67.2) Taxes (11.8) (11.8) (23.6) Interest expense 109.4 47.9 157.3 Depreciation and amortization 79.6 40.6 120.2 EBITDA $129.2 $57.6 $186.7 Optimization and restructuring expenses 7.6 28.4 36.0 Transaction and integration costs 18.8 (15.6) 3.3 Non-cash charges 9.8 - 9.8 New contract setup - 5.3 5.3 Oversight and management Fees 7.8 1.9 9.7 Loss on extinguishment of debt - (2.3) (2.3) Adjusted EBITDA $173.2 $75.3 $248.5 FE gains / losses 0.7 - 0.7 Combined merger adjustments 100.6 Further Adjusted EBITDA $349.9 ($ in millions)

Further Adjusted EBITDA Reconciliation – FY 2017 29 Note: Net loss for the period January 1- July 12 is presented on the basis of the previous debt structure at the respective standalone companies. As of July 12th, the existing debt structures at respective Exela entities have been replaced with a new capital structure consisting of $350 Million Term Loan and $1.0 Billion Senior Secured Notes. (1) Represents financial performance of Novitex for a year-to-date period ending on the transaction closing date of July 12, 2017. As Reported FY 2017 Novitex (Jan 1 – Jul 12) (1) Pro Forma FY 2017 Net loss ($204.3) ($38.1) ($242.4) Taxes (60.2) (6.9) (67.2) Interest expense 128.5 24.9 153.4 Depreciation and amortization 98.9 20.6 119.5 EBITDA ($37.2) $0.5 ($36.7) Impairment of goodwill and other intangible assets 69.4 - 69.4 (Gain) / loss on extinguishment of debt 35.5 17.5 53.0 Optimization and restructuring expenses 42.5 5.4 47.9 Transaction and integration costs 88.9 10.0 99.0 Non-cash charges 6.7 - 6.7 New contract setup - 2.0 2.0 Oversight and management Fees 4.2 1.0 5.1 (Gain) / loss on derivative instruments (1.3) - (1.3) Adjusted EBITDA $208.8 $36.4 $245.2 Gain / (loss) on currency exchange 2.3 0.1 2.4 Combined merger adjustments 99.2 Further Adjusted EBITDA $346.8 ($ in millions)

Further Adjusted Free Cash Flow Reconciliation from Net Loss FY 2016 – FY 2017 30 Note: Net loss for the period January 1- July 12 is presented on the basis of the previous debt structure at the respective standalone companies. As of July 12th, the existing debt structures at respective Exela entities have been replaced with a new capital structure consisting of $350 Million Term Loan and $1.0 Billion Senior Secured Notes. (1) Financial results for FY 2016 does not include contribution for the first nine months from the TransCentra acquisition which closed on September 28, 2016. FY 2016 (1) FY 2017 Net Loss ($67.2) ($242.4) Taxes (23.6) (67.2) Interest expense 157.3 153.4 Depreciation and amortization 120.2 119.5 Impairment of goodwill and other intangible assets - 69.4 (Gain) / loss on extinguishment of debt (2.3) 53.0 Optimization and restructuring expenses 36.0 47.9 Transaction and integration costs 3.3 99.0 Non-cash charges 9.8 6.7 New contract setup 5.3 2.0 Oversight and management Fees 9.7 5.1 (Gain) / loss on derivative instruments - (1.3) Gain / (loss) on currency exchange 0.7 2.4 Combined merger adjustments 100.6 99.2 Further Adjusted EBITDA $349.9 $346.8 (-) Capex (51.5) (42.4) Further Adjusted Free Cash Flow $298.4 $304.4 ($ in millions)

FY 2016 and FY 2017 Pro Forma Revenue and Capital Expenditures 31 (1) Financial results for FY 2016 does not include contribution for the first nine months from the TransCentra acquisition which closed on September 28, 2016. As Reported (1) Novitex Pro Forma Revenue - FY 2017 $1,152.3 $304.0 $1,456.3 Revenue - FY 2016 $789.9 $543.2 $1,333.1 Revenue - Q4 2016 $212.4 $140.1 $352.5 Capital expenditures - FY 2017 $33.3 $9.1 $42.4 Capital expenditures - FY 2016 $35.6 $15.9 $51.5 Capital expenditures - Q4 2016 $12.4 $3.0 $15.4 ($ in millions)

FY 2016 and FY 2017 Pro Forma SG&A including related party expenses 32 (1) Financial results for FY 2016 does not include contribution for the first nine months from the TransCentra acquisition which closed on September 28, 2016. Selling, general and administrative expenses (Incl related party) ($ in millions) Q4 2016 Q4 2017 FY 2016 FY 2017 As Reported Selling, general and administrative expenses 35.1 48.3 130.4 221.0 Related party expense 3.1 1.7 10.5 33.4 Total 38.2 50.0 140.9 254.4 Novitex Selling, general and administrative expenses 11.8 49.8 34.8 Related party expense 0.1 0.3 Total 11.8 49.9 35.1 Pro forma Selling, general and administrative expenses 46.8 48.3 180.2 255.8 Related party expense 3.1 1.7 10.6 33.7 Total 49.9 50.0 190.8 289.5

Q&A March 15, 2018 NASDAQ: XELA